UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3896

FPA PERENNIAL FUND, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11601 WILSHIRE BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90025
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	DECEMBER 31, 2014

Item 1. Report to Stockholders.

FPA Perennial Fund, Inc.

Annual Report

December 31, 2014

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Dear fellow shareholders,

As shown on the following table, Perennial's portfolio was up about 13% during the fourth quarter, well above to the benchmarks, and also demonstrating excellent long-term results as can be seen in the following table.

	Periods Ended December 31, 2014
Fund/Index	QTR	YTD	1 Year	3 Years**	5 Years**	10 Years**	15 Years**
FPA Perennial	13.08%	16.38%	16.38%	20.40%	15.74%	9.04%	10.72%
Russell 2500	6.77%	7.07%	7.07%	19.97%	16.36%	8.72%	8.59%
S&P 500	4.93%	13.69%	13.69%	20.41%	15.45%	7.67%	4.24%

**Annualized.

Ranking individual portfolio positions by performance contribution, the leaders were as follows:

Positive Contribution
Carmax	2.93%
O'Reilly	2.62
HNI	1.50
Signet	1.34
Knight	1.12
9.51%

The worst contribution, ranked, is:

Negative Contribution
FMC	(0.49)%
Noble	(0.43)
Maxim	(0.25)
Microchip	(0.16)
Aggreko	(0.08)
(1.41)%

Overall, the best performers were retailers. The worst were found in oil and gas and technology.

The table below shows Perennial's returns over the last five years.

Fund/Index	2010	2011	2012	2013	2014
FPA Perennial (NAV)	23.69%	-3.78%	14.96%	30.46%	16.38%
Russell 2500	26.70%	-2.50%	17.88%	36.80%	7.07%
S&P 500	15.06%	2.11%	16.00%	32.39%	13.69%

**  Annualized

A redemption fee of 2.00% will be imposed on redemptions within 90 days. Expense ratio calculated as of most recent prospectus is 0.96%. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data may be obtained by calling toll-free, 1-800-982-4372.

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

While we have no way to predict future performance, we would suggest that returns of a similar magnitude over the next five years are unlikely though we are hopeful that relative outperformance will continue to be a possibility.

One of the tactics we try to employ in managing the Fund's portfolio is minimizing shareholder tax liability. A benefit of our long-term holding periods is that it keeps as much as possible of our shareholders capital working for them with no premature "sharing" with federal and state income tax collectors.

Portfolio company managements need to be closely monitored, because from time to time they take actions with which we disagree. For example, last year Zebra Technologies management announced some major changes to its business, which would, in our opinion, undermine its balance sheet, negatively transform its business model, and force management to operate parts of the business in which they lacked experience.

We felt the risk for Zebra shareholders was changing and not in a favorable direction. We met with management and made our views known, but to no avail. When this decline in the fundamentals of the business was combined with a volatile stock price we seized on the opportunity to sell out our entire position. While not the ideal outcome, we felt it was a lot better than potential alternatives under their new model.

We'd also like to comment this quarter on Nordson, a company which has risen to a 2% holding. Nordson manufactures and markets products and systems used for dispensing adhesives, coatings and sealants. Markets served include consumer packaging, non-wovens, electronics, medical, appliances, energy, transportation and construction.

It is most useful to look at Nordson through the windows of its three global operating segments. First and most important is adhesives, characterized by high margins, attractive growth, and a strong competitive position. Typical applications are non-wovens for products like baby diapers and adult incontinence, sold to companies like Kimberly Clark and Proctor & Gamble. Segment operating margin is about 25%

The next important segment in Nordson's business model is technology, driven by advances in circuit board design as well as inspection and test. As might be expected, these markets are dynamic, often rapidly growing, and include electronics, medical, and diverse industrial markets.Operating margin in this advanced technology segment has been improving and is now between 20 and 25%.

Finally, Nordson has an industrial coating segment. This is the application of paint and other coatings, mostly in a factory environment. Most significant markets and applications include appliances, lawn and garden, wood working and construction. Operating margins in this segment are at best an unexciting 15%.

It is notable that segment profitability varies a good deal and what is only a decent return at coatings (about 15%), is vastly improved at the other two segments (close to 25%). Other of the more dynamic aspects of the business which also need to be noted.

•  Sales growth has been steady in the more attractive segments.

•  Overall company operating margins have nearly doubled over the past ten years.

•  Coatings represent only about 15% of total sales, and are a declining percent.

•  Merger and acquisition capital has been directed towards the more attractive segments. The plan is that improved profitability at existing operations and judicious re-investment of cash flows will yield a steady improvement of rates of return throughout the business.

It might be of some value to compare Nordson to another similar portfolio company, specifically Graco.

•  Its most important business segment is industrial coatings, where it typically earns operating margins of 30-35%, compared to 15% at Nordson.

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

•  Graco's business model currently overlaps Nordson's in several respects.

•  Another key Graco business is selling paint sprayers to painting contractors, mostly through retailers like Home Depot and Sherwin-Williams. This business is economically sensitive, but does earn attractive margins and is showing good growth in Europe and Asia, as the merits of spray vs roller and brush are gradually better understood.

•  Both companies have strong historical M & A performance and have deployed cash flow resources judiciously.

Nordson and Graco

Three different though similar business mixes

Overall excellent margins

Barriers to entry

Re-investment opportunities

Long track records

We are pleased to receive reader feedback to shareholder letters at the email address, perennial@fpafunds.com.

Thank you for your continued support and trust.

Eric S. Ende
President and Chief Investment Officer
January 21, 2015

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA PERENNIAL FUND, INC.
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Perennial Fund, Inc. vs. Russell 2500 Index and S&P 500 for the Ten Years Ended December 31, 2014

The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. The Standard & Poor's 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the U.S. stock market. The indexes do not reflect any commissions, fees or other expenses of investing which would be incurred by an investor purchasing the stocks it represents. The performance of the Fund and of the Indexes is computed on a total return basis which includes reinvestment of all distributions. It is not possible to invest directly in an index.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 11 and 14. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA PERENNIAL FUND, INC.
PORTFOLIO SUMMARY

December 31, 2014 (Unaudited)

Common Stocks		96.2%
Retailing	31.6%
Producer Durable Goods	24.3%
Business Services & Supplies	16.5%
Transportation	10.4%
Health Care	4.9%
Energy	4.5%
Technology	3.7%
Other Common Stocks	0.3%
Short-Term Investments		3.8%
Other Assets Less Liabilities, net		0.0%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended December 31, 2014
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Domino Printing Sciences plc	20,500
Rotork plc	48,400
FMC Technologies, Inc.	34,000
Microchip Technology Incorporated	17,400
Nordson Corporation	18,100
NET SALES
Common Stocks
bioMerieux SA	21,400
Maxim Integrated Products, Inc. (1)	178,700
Signet Jewelers Limited	21,900

(1)  Indicates elimination from portfolio

FPA PERENNIAL FUND, INC.
PORTFOLIO OF INVESTMENTS

December 31, 2014

COMMON STOCKS	Shares	Fair Value
RETAILING — 31.6%
Bed Bath & Beyond, Inc.*	117,100	$8,919,507
CarMax, Inc.*	436,700	29,075,486
L'Occitane International S.A. (Luxembourg)	1,135,800	2,864,942
O'Reilly Automotive, Inc.*	182,500	35,153,150
Signet Jewelers Limited (Bermuda)	232,400	30,576,868
		$106,589,953
PRODUCER DURABLE GOODS — 24.3%
Franklin Electric Co., Inc.	254,400	$9,547,632
Graco Inc.	170,600	13,678,708
HNI Corporation	282,700	14,434,662
IDEX Corporation	159,550	12,419,372
Nordson Corporation	78,400	6,112,064
Rotork plc (Great Britain)	67,000	2,428,797
WABCO Holdings, Inc.*	222,900	23,355,462
		$81,976,697
BUSINESS SERVICES & SUPPLIES — 16.5%
Aggreko plc (Great Britain)	142,961	$3,350,977
CLARCOR, Inc.	137,200	9,143,008
Copart, Inc.*	401,300	14,643,437
Domino Printing Sciences plc (Great Britain)	250,696	2,578,684
Halma plc (Great Britain)	351,900	3,770,503
Landauer, Inc.	9,100	310,674
ScanSource, Inc.*	430,001	17,268,840
Spirax-Sarco Engineering plc (Great Britain)	99,185	4,445,720
		$55,511,843
TRANSPORTATION — 10.4%
Heartland Express, Inc.	595,700	$16,089,857
Knight Transportation, Inc.	548,700	18,469,242
Kuehne & Nagel International AG (Switzerland)	3,300	449,095
		$35,008,194
HEALTH CARE — 4.9%
Bio-Rad Laboratories, Inc. (Class A)*	76,200	$9,186,672
bioMerieux SA (France)	8,700	902,585
Sonova Holding AG (Switzerland)	17,700	2,615,299
Varian Medical Systems, Inc.*	42,300	3,659,373
		$16,363,929

FPA PERENNIAL FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

COMMON STOCKS	Shares or Principal Amount	Fair Value
ENERGY — 4.5%
FMC Technologies, Inc.*	233,300	$10,927,772
Noble Corporation	248,400	4,115,988
		$15,043,760
TECHNOLOGY — 3.7%
EVS Broadcast Equipment S.A. (Belgium)	47,558	$1,719,740
Microchip Technology Incorporated	235,500	10,623,405
		$12,343,145
OTHER COMMON STOCKS — 0.3%		$1,135,894
TOTAL COMMON STOCKS — 96.2% (Cost $117,056,931)		$323,973,415
SHORT-TERM INVESTMENTS — 3.8% (Cost $12,859,000)
State Street Bank Repurchase Agreement — 0% 01/02/15 (Dated 12/31/2014, repurchase price of $12,859,000, collateralized by U.S.Treasury Note — 2.125% 2021, fair value $13,119,900)$12,859,000		$12,859,000
TOTAL INVESTMENTS — 100.0% (Cost $129,915,931)		$336,832,415
Other assets less liabilities — 0.0%		60,545
TOTAL NET ASSETS — 100%		$336,892,960

*  Non-income producing securities

As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not been publicly disclosed.

See notes to financial statements.

FPA PERENNIAL FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Investment securities — at market value (identified cost $117,056,931)	$323,973,415
Short-term investments — at amortized cost (maturities 60 days or less)	12,859,000	$336,832,415
Cash		253
Receivable for:
Capital stock sold	$372,029
Investment securities sold	135,372
Dividends	75,082	582,483
		$337,415,151
LIABILITIES
Payable for:
Capital stock repurchased	$276,233
Advisory fees and financial services	211,838
Accrued expenses	34,120	522,191
NET ASSETS		$336,892,960
SUMMARY OF SHAREHOLDERS' EQUITY
Capital stock — par value $0.01 per share; authorized 25,000,000 shares; 6,296,887 outstanding shares		$62,969
Additional paid-in capital		131,774,317
Accumulated net realized loss on investments		(1,860,810)
Unrealized appreciation of investments		206,916,484
NET ASSETS		$336,892,960
Net asset value, offering and redemption price per share		$53.50

See notes to financial statements.

FPA PERENNIAL FUND, INC.
STATEMENT OF OPERATIONS

December 31, 2014

INVESTMENT INCOME
Dividends		$2,471,560
Interest		2,852
		$2,474,412
EXPENSES:
Advisory fees	$2,091,855
Financial services	314,131
Transfer agent fees and expenses	240,000
Directors fees and expenses	100,873
Audit & tax services	44,160
Reports to shareholders	55,182
Registration fees	35,116
Custodian fees and expenses	34,370
Line of credit	28,542
Legal fees	24,862
Other fees and expenses	14,681	2,983,772
Net investment loss		$(509,360)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities	$28,640,410
Cost of investment securities sold	14,153,147
Net realized gain on investments		$14,487,263
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of year	$172,250,564
Unrealized appreciation at end of year	206,916,484
Change in unrealized appreciation of investments		34,665,920
Net realized and unrealized gain on investments		$49,153,183
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$48,643,823

See notes to financial statements.

FPA PERENNIAL FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013
CHANGE IN NET ASSETS
Operations:
Net investment loss	$(509,360)		$(667,004)
Net realized gain on investments	14,487,263		20,563,559
Change in unrealized appreciation of investments	34,665,920		57,067,098
Change in net assets resulting from operations		$48,643,823		$76,963,653
Distributions to shareholders from:
Net investment income	—		$(101,853)
Net realized capital gains	$(24,200,669)	(24,200,669)	(21,617,599)	(21,719,452)
Capital Stock transactions:
Proceeds from Capital Stock sold	$32,375,008		$44,745,864
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	21,686,908		19,184,879
Cost of Capital Stock repurchased*	(52,532,887)	1,529,029	(63,338,605)	592,138
Total change in net assets		$25,972,183		$55,836,339
NET ASSETS
Beginning of year		310,920,777		255,084,438
End of year		$336,892,960		$310,920,777
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		633,951		981,105
Shares issued to shareholders upon reinvestment of dividends and distributions		408,953		438,250
Shares of Capital Stock repurchased		(1,023,002)		(1,350,261)
Change in Capital Stock outstanding		19,902		69,094

*  Net of redemption fees of $7,712 and $12,544 collected for the years ended December 31, 2014 and December 31, 2013, respectively.

See notes to financial statements.

FPA PERENNIAL FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31,
	2014	2013	2012	2011	2010
Per share operating performance:
Net asset value at beginning of year	$49.53	$41.09	$36.36	$37.79	$30.64
Income from investment operations:
Net investment income (loss)	$(0.08)	—	$0.02	$(0.04)	$0.11
Net realized and unrealized gain (loss) on investment securities	8.08	$11.98	5.35	(1.39)	7.15
Total from investment operations	$8.00	$11.98	$5.37	$(1.43)	$7.26
Less distributions:
Dividends from net investment income	—	$(0.02)	—	—	$(0.11)
Distributions from net realized capital gains	$(4.03)	(3.52)	$(0.64)	—	—
Total distributions	$(4.03)	$(3.54)	$(0.64)	—	$(0.11)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$53.50	$49.53	$41.09	$36.36	$37.79
Total investment return**	16.38%	30.46%	14.96%	(3.78)%	23.69%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$336,893	$310,921	$255,084	$234,378	$269,136
Ratio of expenses to average net assets	0.94%	0.96%	1.02%	1.00%	1.02%
Ratio of net investment income (loss) to average assets	(0.16)%	(0.22)%	0.04%	(0.11)%	0.31%
Portfolio turnover rate	5%	8%	2%	5%	3%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 2014

NOTE 1 — Significant Accounting Policies

FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social,

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $15,683,822 for the year ended December 31, 2014. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2014.

Ordinary income	—
Long-term capital gains	$414,473

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

The tax status of distributions paid during the fiscal years ended December 31, 2014 and 2013 were as follows:

	2014	2013
Dividends from ordinary income	—	$387,112
Distributions from long-term capital gains	$24,200,669	21,332,340

The cost of investment securities held at December 31, 2014, was $119,332,214 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2014, for federal income tax purposes was $205,756,500 and $1,115,299, respectively resulting in net unrealized appreciation of $204,641,201. As of and during the year ended December 31, 2014, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2011 or by state tax authorities for years ended on or before December 31, 2010.

During the year ended December 31, 2014, the Fund reclassified $509,360 of net operating losses between Undistributed Net Investment Income (Loss) and Additional Paid-in Capital to align reporting for book and tax.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended December 31, 2014, the Fund paid aggregate fees of $100,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended December 31, 2014, the Fund collected $7,712 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2014:

Level 1 — Quoted prices	$323,973,415	(1)(3)
Level 2 — Other significant observable inputs	12,859,000	(2)(3)
Level 3 — Significant unobservable inputs	—	(3)
Total investments	$336,832,415

(1)  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the year ended December 31, 2014.

NOTE 8 — Line of Credit

The Fund, along with FPA Paramount, Inc. (another mutual fund managed by the Adviser), has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 0.625%. In addition, the Fund and FPA Paramount Fund, Inc. pay a combined commitment fee of 0.125% per annum on any unused portion of the line of credit. During the year ended December 31, 2014, the Fund had no borrowings under the agreement.

NOTE 9 — Collateral Requirements

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2014, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$12,859,000	$12,859,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $13,119,900 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA PERENNIAL FUND, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA PERENNIAL FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Perennial Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Perennial Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 13, 2015

FPA PERENNIAL FUND, INC.
RENEWAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 11, 2014, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2015, on the recommendation of the Independent Directors, who met in executive session on August 11, 2014 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers and the senior analysts on their team, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund's portfolio managers, Eric Ende, who has managed the Fund since 1995, and Gregory A. Herr, who joined the Adviser in 2007 and has managed the Fund since 2013. The Board and the Independent Directors also discussed with the Adviser that Steven R. Geist had stepped down from day-to-day portfolio management responsibilities, as well as the steps that the Adviser is taking to assure the provision of high quality investment advice to the Fund. The Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. The Directors also received information from an independent consultant, Lipper, regarding the Fund's performance relative to a peer group of mid-cap core funds selected by Lipper (the "Peer Group"). The Board and the Independent Directors noted the Fund's competitive investment performance when compared to the Peer Group. They also noted that Morningstar gave the Fund a "Silver" Analyst Rating. The Board and the Independent Directors concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Board and the Independent Directors noted that the Fund's advisory fees were below the median of those for the Peer Group and that the overall expense ratio of the Fund was below the median of that of the Peer Group. The Directors also noted that many funds in the universe charge fees for outside administration and similar services in addition to the advisory fee, and considered amounts paid or reimbursed to the Adviser for providing financial and other administrative services. In addition, the Directors noted that the fee rate charged to the Fund is currently lower than the fee rate charged by the Adviser on the institutional account managed in a similar style by the portfolio managers. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund, including amounts paid or reimbursed to the Adviser for financial services. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, with respect to the provision of investment advisory and financial services. Although the

FPA PERENNIAL FUND, INC.
RENEWAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

Board was not provided with information relating to individuals' compensation levels or amounts, the Independent Directors discussed with the Adviser the process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that the compensation levels are at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they considered a portion of the compensation of the Adviser's principals that could be deemed a form of profit, and they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have increased significantly in recent years as a result of a number of factors, including new or increased administrative expenses resulting from recent legislative and regulatory requirements. The Board and the Independent Directors considered quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in the portfolio management team, traders and other investment personnel who assist with the management of the Fund, in new compliance, operations, and administrative personnel, in information technology and portfolio accounting and trading systems, and in office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Directors also considered the Adviser's willingness to close funds to new investors when it believed that a fund may have limited capacity to grow or that it otherwise would benefit fund shareholders. The Board and the Independent Directors also noted that asset levels of the Fund were currently lower than they were seven years ago.

The Independent Directors noted that the fee rate contained a breakpoint as the Fund's assets increased. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that additional breakpoints currently were not appropriate for the Fund given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the Adviser. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in its service infrastructure, and that in light of these investments, additional breakpoints in the Fund's advisory fee structure were not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of a highly experienced portfolio management team, which has produced competitive long-term

FPA PERENNIAL FUND, INC.
RENEWAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2015.

FPA PERENNIAL FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

December 31, 2014 (unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2014	$1,000.00	$1,000.00
Ending Account Value December 31, 2014	$1,076.80	$1,020.30
Expenses Paid During Period*	$4.82	$4.70

*  Expenses are equal to the Fund's annualized expense ratio of 0.92%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2014 (184/365 days).

FPA PERENNIAL FUND, INC.
DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (74)†	Director & Chairman* Years Served: 2	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Thomas P. Merrick – (77)†	Director* Years Served: 6	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
Alfred E. Osborne, Jr. – (70)†	Director Years Served: 1	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Nuverra Environmental Solutions, Inc., Kaiser Aluminum, Inc. and Wedbush, Inc.
A. Robert Pisano – (71)†	Director* Years Served: 2	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, Resources Global Professionals, The Motion Picture and Television Fund
Patrick B. Purcell – (71)†	Director* Years Served: 2	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Eric S. Ende – (70)	Director* President & Portfolio Manager Years Served: 31	Partner of the Adviser.	3
Gregory A. Herr – (41)	Vice President and Portfolio Manager Years Served: 2	Managing Director of the Adviser since 2013 and Vice President of the Adviser from 2007 to 2012.
J. Richard Atwood – (54)	Treasurer Years Served: 18	Managing Partner of the Adviser.
Leora R. Weiner – (44)	Chief Compliance Officer Years Served: <1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

Sherry Sasaki – (60)	Secretary Years Served: 32	Assistant Vice President and Secretary of the Adviser.
E. Lake Setzler – (47)	Assistant Treasurer Years Served: 9	Vice President and Controller of the Adviser.
Michael P. Gomez – (29)	Assistant Vice President Years Served: 2	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11601 Wilshire Blvd,. Suite 1200, Los Angeles, CA 90025.

FPA PERENNIAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212

COUNSEL

K&L Gates LLP
San Francisco, California

TICKER SYMBOL: FPPFX
CUSIP: 302548102

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, Wisconsin 53212

(800) 638-3060

This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2014 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.                                                         Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not Applicable

(c)                                  During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not Applicable

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                                                         Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Parcell, a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                                                         Principal Accountant Fees and Services.

		2013	2014
(a)	Audit Fees	$36,000	$36,000
(b)	Audit Related Fees	-0-	-0-
(c)	Tax Fees	$8,160	$8,160
(d)	All Other Fees	-0-	-0-

(e)(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a successor statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if: (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)

Disclose the percentage of services described in each of paragraphs (b) — (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. 100% of the services provided to the registrant described in paragraphs (b) — (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)

If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees. All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)

Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. None.

(h)

Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. Not Applicable.

Item 5.                   Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                   Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                   Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                 Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                 Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                                                  Exhibits.

(a)(1)      Code of ethics as applies to the registrant’s senior executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

(a)(2)      Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)      Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, President
(Principal Executive Officer)

Date: March 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PERENNIAL FUND, INC.

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, President
(Principal Executive Officer)

Date: March 2, 2015

By:	/s/ E. LAKE SETZLER III
E. Lake Setzler III, Treasurer
(Principal Financial Officer)

Date: March 2, 2015